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                                                    [FRONT OF CERTIFICATE]

---------------------------                                                                                -------------------
          NUMBER                                                                                                  SHARES
         CU24001
---------------------------                                                                                -------------------
                                          ========================================

SEE REVERSE SIDE FOR                                  FRESH BRANDS, INC.                                    CUSIP 35803U 10 8
CERTAIN DEFINITIONS
                                    INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN
                                                     SHEBOYGAN, WISCONSIN



THIS CERTIFIES THAT                                       SPECIMEN

is the owner of
                ---------------------------------------------------------------------------------------------------

                      SHARES OF COMMON STOCK, WITH A PAR VALUE OF $.05 PER SHARE OF
===================================================== FRESH BRANDS, INC. =====================================================

Except as provided by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, the shares represented by the
Certificate are fully paid and non-assessable by the Corporation and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


      /s/ Armand Go                                  FRESH BRANDS, INC.                    /s/ Elwood F. Winn
     ------------------                              ------------------
                                                         CORPORATE
        SECRETARY                                           SEAL                         PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                                          WISCONSIN

Countersigned and Registered:

  FIRSTAR BANK, N.A.
     (Milwaukee, WI) Transfer Agent

By
      Authorized Signature
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                              [BACK OF CERTIFICATE]
                               FRESH BRANDS, INC.

     The shares represented by this Certificate may be subject to certain relative rights, preferences and limitations. Upon request by any shareholder, the Corporation will furnish, in writing and without charge, a summary of the designations, relative rights, preferences and limitations of the shares of each class of stock of the Corporation authorized to be issued, and the variations in rights, preferences and limitations determined for the shares of each series, and the authority of the Board of Directors of the Corporation to determine variations for future series.
     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT ____Custodian____
                                                           (Cust)      (Minor)
                                                  Under Uniform Gift to Minors

TEN ENT - as tenants by the entireties               Act -______________
                                                            (State)

JT TEN - as joint tenants with right of   UNIF TRANS MIN ACT _____Custodian_____
  survivorship and not as tenants                          (Cust)       (Minor)
  in common                                    Under Uniform Transfers to Minors

COM PROP - as community property                     Act -______________
                                                            (State)

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM
           COMPLETE THIS FORM ONLY WHEN TRANSFERRING TO ANOTHER PERSON

For value received ______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
___________________________________________
                                           ]
___________________________________________]
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney to transfer the same on the books of the within named Corporation with full power of substitution in the premises.

Dated:_______________

                                ------------------------------------------------
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

------------------------------------------------
The signature should be guaranteed by a brokerage firm or a financial institution that is a member of a securities approved Medallion program, such as Securities Transfer Agents Medallion Program
(STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion
Signature Program (MSP).